UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 24, 2004

                              Duska Therapeutics, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                   0-33023                     86-0982792
----------------------------       ------------              ------------------
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)


       1370 N. Monterey Dr., Apache Junction, AZ             85220
       -----------------------------------------         --------------
       (Address of principal executive offices)           (zip code)

  Issuers telephone number:  (480) 288-8991    Fax number:  (480) 288-4223
                             --------------                 --------------


                                Shiprock, Inc.
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year.

Pursuant to the Definitive Information Statement on Schedule 14c, which was sent to the shareholders of the Registrant on August 3, 2004, the Registrant's Board of Directors amended Article I and Article IV of Company's Articles of Incorporation, effective August 24, 2004. The amended Articles include a corporate name change from Shiprock, Inc. to Duska Therapeutics, Inc., and an increase in the number of authorized common shares from 20,000,000 to 50,000,000 shares.

The Company's Certificate of Amendment to the Articles of Incorporation is attached hereto as Exhibit 3.3 and is incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

(c)  Exhibits

     3.3  Certificate of Amendment to the Articles of Incorporation



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Dated:   August 25, 2004                    Duska Therapeutics, Inc.
                                            (formerly known as Shiprock, Inc.)

                                            By: /s/ Tommy Gropp
                                            ---------------------------
                                            Name:   Tommy Gropp
                                            Title:  Chief Executive Officer


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                           EXHIBIT INDEX




   Exhibit No.      Description
   -----------      -----------

  3.3  Certificate of Amendment to the Articles of Incorporation

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